AMENDMENT TO

SCHEDULE A

INVESTMENT MANAGEMENT AGREEMENT

THIS AMENDED SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to the Investment Management Agreement dated April 30, 2007, as amended.

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
Lincoln Hedged S&P 500 Conservative Fund	0.55%	August 20, 2021
Lincoln Hedged S&P 500 Fund	0.55%	August 20, 2021
Lincoln Nasdaq-100 Buffer Fund Jun	0.55%	June 18, 2021
Lincoln Nasdaq-100 Buffer Fund Sep	0.55%	September 17, 2021
Lincoln Nasdaq-100 Buffer Fund Dec	0.55%	December 17, 2021
Lincoln Nasdaq-100 Buffer Fund Mar	0.55%	March 18, 2022
Lincoln Opportunistic Hedged Equity Fund	0.55%	November 15, 2023
Lincoln S&P 500 Buffer Fund Feb	0.55%	February 18, 2022
Lincoln S&P 500 Ultra Buffer Fund Feb	0.55%	February 18, 2022
Lincoln S&P 500 Buffer Fund May	0.55%	May 21, 2021
Lincoln S&P 500 Ultra Buffer Fund May	0.55%	May 21, 2021
Lincoln S&P 500 Buffer Fund November	0.55%	November 19, 2021
Lincoln S&P 500 Ultra Buffer Fund November	0.55%	November 19, 2021
LVIP American Balanced Allocation Fund	0.25%	July 30, 2010
LVIP American Century Balanced Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	December 1, 2023
LVIP American Century Capital Appreciation Fund	0.55% of the first $1 billion; and 0.50% of the excess over $1 billion	December 1, 2023
LVIP American Century Disciplined Core Value Fund	0.55% of the first $5 billion; and 0.50% of the excess over $5 billion	December 1, 2023
LVIP American Century Inflation Protection Fund	0.31%	December 1, 2023
LVIP American Century International Fund	0.80% of the first $1 billion; and 0.75% of the excess over $1 billion	December 1, 2023
LVIP American Century Large Company Value Fund	0.55% of the first $5 billion; and 0.45% of the excess over $5 billion	December 1, 2023
LVIP American Century Mid Cap Value Fund	0.70%	December 1, 2023
LVIP American Century Ultra Fund	0.60%	December 1, 2023

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP American Century Value Fund	0.58%	December 1, 2023
LVIP American Global Balanced Allocation Managed Risk Fund	0.25%	March 15, 2012
LVIP American Global Growth Allocation Managed Risk Fund	0.25%	March 15, 2012
LVIP American Global Growth Fund[1]	0.80%	April 30, 2010
LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010
LVIP American Growth Fund[1]	0.75%	April 30, 2010
LVIP American Growth-Income Fund[1]	0.75%	April 30, 2010
LVIP American Growth Allocation Fund	0.25%	July 30, 2010
LVIP American Income Allocation Fund	0.25%	July 30, 2010
LVIP American International Fund[1]	0.85%	April 30, 2010
LVIP American Preservation Fund	0.25%	August 27, 2012
LVIP Baron Growth Opportunities Fund	1.00%	June 5, 2007
LVIP BlackRock Dividend Value Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	October 1, 2009
LVIP BlackRock Global Allocation Fund	0.64% on the first $1.5 billion; and 0.60% of the excess over $1.5 billon	October 1, 2022
LVIP BlackRock Global Allocation Managed Risk Fund	0.15%	May 1, 2019
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016
LVIP BlackRock Inflation Protected Bond Fund	0.45% of the first $500 million; and 0.40% of the excess over $500 million	April 30, 2010
LVIP BlackRock Real Estate Fund	0.73% on assets up to $250 million; 0.63% on assets over $250 million	May 1, 2014
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016
LVIP Blended Large Cap Growth Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	April 30, 2007
LVIP Blended Mid Cap Managed Volatility Fund	0.65%	May 1, 2019

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Channing Small Cap Value Fund	0.75%	July 18, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.64%	October 1, 2013
LVIP Delaware Bond Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007
LVIP Delaware Diversified Floating Rate Fund	0.60% of the first $500 million; and 0.55% of the excess over $500 million	April 30, 2010
LVIP Delaware Diversified Income Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021
LVIP Delaware High Yield Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021
LVIP Delaware Limited-Term Diversified Income Fund	First $500M 0.500% Next $500M to $1B 0.475% Next $1B to $2.5B 0.450% Over $2.5B 0.425%	May 1, 2021
LVIP Delaware Mid Cap Value Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007
LVIP Delaware SMID Cap Core Fund	First $500M 0.75% Next $500M to $1B 0.70% Next $1B to $2.5B 0.65% Over $2.5B 0.60%	May 1, 2021
LVIP Delaware Social Awareness Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007
LVIP Delaware U.S. Growth Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021
LVIP Delaware U.S. REIT Fund	First $500M 0.75% Next $500M to $1B 0.70% Next $1B to $2.5B 0.65% Over $2.5B 0.60%	May 1, 2021
LVIP Delaware Value Fund	First $500M 0.65% Next $500M to $1B 0.60% Next $1B to $2.5B 0.55% Over $2.5B 0.50%	May 1, 2021

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Delaware Wealth Builder Fund	0.63%	May 1, 2019
LVIP Dimensional International Core Equity Fund	0.58%	March 4, 2020
LVIP Dimensional International Equity Managed Volatility Fund	0.25%	April 29, 2011
LVIP Dimensional U.S. Core Equity 1 Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess of $400 million	April 30, 2007
LVIP Dimensional U.S. Core Equity 2 Fund	0.42%	May 1, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%	April 29, 2011
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.70%	April 30, 2013
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.75% of the first $200 million; 0.65% of the next $300 million; and 0.60% of the excess over $500 million	April 30, 2007
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018
LVIP Global Conservative Allocation Managed Risk Fund	0.25%	April 30, 2007
LVIP Global Growth Allocation Managed Risk Fund	0.25%	April 30, 2007
LVIP Mondrian Global Income Fund	0.65%	May 1, 2009
LVIP Global Moderate Allocation Managed Risk Fund	0.25%	April 30, 2007
LVIP Government Money Market Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007
LVIP Invesco Select Equity Income Managed Volatility Fund	0.565%	May 1, 2020
LVIP JPMorgan Core Bond Fund	0.40%	May 1, 2023
LVIP JPMorgan High Yield Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	April 30, 2010
LVIP JPMorgan Mid Cap Value Fund	0.65%	May 1, 2023
LVIP JPMorgan Retirement Income Fund	0.75%	May 1, 2009

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	1.05% of the first $60 million; 0.75% of the next $90 million; and 0.65% of the excess over $150 million	April 30, 2007
LVIP JPMorgan Small Cap Core Fund	0.65%	May 1, 2023
LVIP JPMorgan U.S. Equity Fund	0.55%	May 1, 2023
LVIP Loomis Sayles Global Growth Fund	0.68%	April 30, 2018
LVIP MFS International Equity Managed Volatility Fund	0.85%	April 30, 2013
LVIP MFS International Growth Fund	1.00% of the first $50 million; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the excess over $250 million	October 1, 2010
LVIP MFS Value Fund	0.75% of the first $75 million; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% on assets over $1.5 billion	May 1, 2014
LVIP Mondrian International Value Fund	0.90% of the first $200 million; 0.75% of the next $200 million; and 0.60% of the excess over $400 million	April 30, 2007
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.20%	May 1, 2023
LVIP PIMCO Low Duration Bond Fund	0.50%	May 1, 2014
LVIP SSGA Bond Index Fund	0.40%	May 1, 2008
LVIP SSGA Conservative Index Allocation Fund	0.15%	May 1, 2019
LVIP Franklin Templeton Multi-Factor International Equity Fund	0.40% on assets up to $100 million; 0.32% on assets above $100 million	May 1, 2014
LVIP SSGA Emerging Markets Equity Index Fund	0.34%	November 1, 2018
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	0.40% on assets up to $100 million; 0.33% on assets above $100 million	May 1, 2014
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.40%	November 1, 2013

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSGA International Index Fund	0.40%	May 1, 2008
LVIP SSGA International Managed Volatility Fund	0.23%	May 1, 2019
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	0.40% on assets up to $100 million; 0.30% on assets above $100 million	May 1, 2014
LVIP SSGA Large Cap Managed Volatility Fund	0.23%	May 1, 2019
LVIP SSGA Mid-Cap Index Fund	0.27%	September 1, 2014
LVIP SSGA Moderate Index Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Nasdaq-100 Index Fund	0.29%	February 1, 2021
LVIP SSGA S&P 500 Index Fund	0.24% of the first $500 million; 0.20% of the next $500 million; and 0.16% of the excess over $1 billion	April 30, 2007
LVIP SSGA Short-Term Bond Index Fund	0.28%	April 30, 2018
LVIP SSGA SMID Cap Managed Volatility Fund	0.23%	May 1, 2019
LVIP SSGA Small-Cap Index Fund	0.32%	April 30, 2007
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	0.40% on assets up to $100 million; 0.30% on assets over $100 million	May 1, 2014
LVIP Structured Conservative Allocation Fund	0.15%	May 1, 2019
LVIP Structured Moderate Allocation Fund	0.15%	May 1, 2019
LVIP Structured Moderately Aggressive Allocation Fund	0.15%	May 1, 2019
LVIP T. Rowe Price 2020 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2030 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2040 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2050 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2060 Fund	0.19%	May 1, 2020
LVIP T. Rowe Price Growth Stock Fund	0.80% of the first $50 million; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the excess over $500 million	April 30, 2007

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.75% of the first $200 million; 0.70% of the next $200 million; and 0.65% of the excess over $400 million	April 30, 2007
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%	May 1, 2019
LVIP Vanguard Bond Allocation Fund	0.25%	April 29, 2011
LVIP Vanguard Domestic Equity ETF Fund	0.25%	April 29, 2011
LVIP Vanguard International Equity ETF Fund	0.25%	April 29, 2011
LVIP Wellington Capital Growth Fund	0.75% of the first $100 million; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the excess over $1 billion	April 30, 2007
LVIP Wellington SMID Cap Value Fund	1.05% of the first $25 million; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the excess over $250 million	April 30, 2007
LVIP Western Asset Core Bond Fund	0.45% of the first $2 billion; and 0.35% of the excess over $2 billion	July 1, 2016

[1]

To the extent that a Fund invests all its investable assets (e.g., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 3rd day of November, 2023, to be effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Benjamin Richer	By:	/s/ William P. Flory, Jr.
Name:	Benjamin A. Richer	Name:	William P. Flory, Jr.
Title:	Senior Vice President	Title:	Vice President & Chief Accounting Officer